Exhibit 10(z)

                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT
                                      OF
                               CALVIN E. JENNESS


     THIS AGREEMENT made and entered into as of this 14th day of February, 2002, by and between BLOUNT INTERNATIONAL, INC. (the "Company") and CALVIN E. JENNESS ("Executive");

                             W I T N E S S E T H :


     WHEREAS, the Company and Executive entered into an Employment Agreement, dated and effective as of September 11, 2000 ("Employment Agreement"); and

     WHEREAS, the parties now desire to amend the Employment Agreement in the manner hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Employment Agreement, the parties hereby agree to amend the Employment Agreement as follows:

                                      1.

     Section 2(b) is hereby amended effective for fiscal years beginning on and after January 1, 2002, by deleting the present section in its entirety and substituting the following in lieu thereof:

               "(b) Executive shall be eligible to participate in the Executive Management Annual Incentive Program ("Incentive Program") and such other annual incentive plans as may be established by the Company from time to time for individuals at Executive's level. The Company will establish individual and financial performance goals each year under the Incentive Program, and Executive's annual Target Bonus shall be 40% of Base Salary. The annual incentive bonus payable under this subsection (b) shall be payable in accordance with the provisions of the Incentive Program at the same time bonuses are paid to other executives, unless Executive elects to defer all or a portion of such bonus pursuant to any deferral plan established by the Company for such purpose."

                                      2.

     Section 3.1 is hereby amended by deleting the fourth sentence of the first paragraph of the present section in its entirety and substituting the following in lieu thereof:

               "Unless specified otherwise, the time periods in subsections
          (a) through (d) below shall be the twelve-month period commencing on the date of Executive's termination of employment ("Severance Period")."

                                      3.

     This Amendment to the Employment Agreement shall be effective as of February 14, 2002. Except as hereby modified, the provisions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                                 COMPANY:
                                                 BLOUNT INTERNATIONAL, INC.


                                                 By:
                                                     --------------------------


                                                 EXECUTIVE



                                                 ------------------------------
                                                 CALVIN E. JENNESS